UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06481
                                   ---------

                      Franklin Municipal Securities Trust
                      -----------------------------------
              (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
               (Address of  principal executive offices) Zip code)

       Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 05/31
                         -----

Date of reporting period: 11/30/04
                          --------

      Item 1. Reports to Stockholders.


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                                                    NOVEMBER 30, 2004
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                                                    Franklin California
                                                    High Yield Municipal Fund
              [GRAPHIC OMITTED]
                                                    Franklin Tennessee
                                                    Municipal Bond Fund

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 SEMIANNUAL REPORT AND SHAREHOLDER LETTER               TAX-FREE INCOME
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                                                       THIS DOCUMENT
                 FRANKLIN                              FASTER VIA EMAIL?
        MUNICIPAL SECURITIES TRUST
                                                       Eligible shareholders can
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                                    [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                                  FRANKLIN TEMPLETON INVESTMENTS

                                  GAIN FROM OUR PERSPECTIVE

                                  Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE             Each of our portfolio management groups
                                  operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                  FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                  TEMPLETON. Founded in 1940, Templeton
                                  pioneered international investing and, in
                                  1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                                  MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION              Because our management groups work
                                  independently and adhere to distinctly
                                  different investment approaches, Franklin,
                                  Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST         At Franklin Templeton Investments, we seek to
                                  consistently provide investors with
                                  exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.


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 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                               [GRAPHIC OMITTED]

Not part of the semiannual report

                                    CONTENTS

SHAREHOLDER  LETTER .......................................................    1

SPECIAL FEATURE:
Understanding Your
Tax-Free Income Fund ......................................................    4

SEMIANNUAL  REPORT

Municipal Bond Market Overview ............................................    7

Franklin California
High Yield Municipal Fund .................................................    9

Franklin Tennessee
Municipal Bond Fund .......................................................   18

Financial Highlights and
Statements of Investments .................................................   25

Financial Statements ......................................................   41

Notes to Financial Statements .............................................   44

Shareholder Information ...................................................   54

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SHAREHOLDER LETTER

Dear Shareholder:

During the six-month period ended November 30, 2004, the U.S. economy continued to grow, although somewhat slower than at the beginning of 2004. Growth was supported by low interest rates, benign inflation, improving economic data and positive corporate earnings reports. Counterbalancing these positive factors were record-high oil prices and concerns about U.S. budget deficits and their potential long-term effects on interest rates and economic growth.

U.S. bond markets surprisingly posted steady returns when many analysts expected rates to rise and hurt bonds' performance. At the beginning of the period, the 10-year Treasury yield was 4.66%. During the six-month period, it hit a high of 4.89% as many forecast higher long-term rates because of inflation fears and the Federal Reserve Board's (Fed's) "measured pace" of raising short-term rates. The Fed did raise the federal funds target rate a quarter percentage point (0.25%) in June, August, September and November, and the market expected yet another hike in December. However, rising oil prices tempered expectations for strong growth and growth-driven inflation, and the yield on the 10-year Treasury declined to 4.36% at period-end.

We continue to believe that inflation still remains relatively tame and that in the near future there is little reason to fear the high inflation and high interest rates we experienced in the 1970s and 1980s. Long-term interest rates are largely

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Log in at franklintempleton.com and click on eDelivery. Shareholders who are
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-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                           Not part of the semiannual report | 1
driven by the market's expectation of inflation. As the economy keeps improving, it is reasonable to expect prices for goods and services to rise. Productivity is still strong by historical standards and there is a perceived slack in the economy that might allow it to grow without exerting large inflationary pressures. While we do agree with most market observers who think rates might be too low given the fundamentals, we do not believe that inflation or interest rates should rise rapidly. The economic environment appears relatively stable, and we expect rates to gradually reach levels typical of this environment. At the same time, we remain mindful of potential inflationary risks posed by the U.S. budget and trade deficits and their effect on the value of the U.S. dollar versus other currencies. A sustained dollar decline would make import prices higher for American consumers, which would contribute to higher inflation, but no one can tell the extent to which the dollar might fall and how effectively the government can reduce the deficits.

At period-end, oil was trading at approximately $49 a barrel, substantially higher than six months ago. Although there is much discussion about the point at which the price of oil can trigger a recession or stagflation, there is no definite consensus. However, recent supply and demand conditions made it hard to anticipate future oil price movements and what effect, if any, they could have on our economy. We believe that, at recent levels, the price of oil is likely to have a minor, lagging negative effect on economic growth. We also believe that increased oil prices alone will not lead to higher overall inflation.

At times of such volatility, we continue to recommend investors consult their financial advisors and review their portfolios to design a strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

In the enclosed semiannual report for Franklin Municipal Securities Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find specific performance data and financial information about your Fund. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.


2 | Not part of the semiannual report

We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Municipal Securities Trust


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and  Co-Directors
Franklin Municipal Bond  Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF NOVEMBER 30, 2004. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.

[SIDEBAR]

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STATEMENT ON CURRENT INDUSTRY ISSUES
--------------------------------------------------------------------------------
In our efforts to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc., and our subsidiary companies (Franklin Templeton Investments). You can find the most updated "Statement on Current Industry Issues" and a detailed Q&A at franklintempleton.com, or call us at 1-800/632-2301.
--------------------------------------------------------------------------------


                                           Not part of the semiannual report | 3

SPECIAL FEATURE

UNDERSTANDING YOUR TAX-FREE INCOME FUND --
WHAT CAUSES DIVIDENDS AND FUND PRICES TO FLUCTUATE

DID YOU EVER WONDER WHY YOUR TAX-FREE INCOME FUND SHARE PRICE FLUCTUATES? OR WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? AT FRANKLIN TEMPLETON INVESTMENTS, MAXIMIZING TAX-FREE INCOME AND PRESERVING OUR SHAREHOLDERS' CAPITAL ARE OUR TOP PRIORITIES. EVEN SO, CHANGES IN THE ECONOMY AND INTEREST RATES CAN HAVE AN IMPACT ON YOUR FUND'S SHARE PRICE AND DIVIDENDS.

BELOW, YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BONDS AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.    WHAT IS THE DIFFERENCE BETWEEN SHORT- AND LONG-TERM INTEREST RATES?

A. The Federal Reserve Board controls the Federal funds target rate (Fed funds rate), which in turn influences the market for shorter-term securities. The Fed closely monitors the economy and has the power to raise or lower the Fed funds rate in order to keep inflation in check or to help stimulate the economy. The Fed funds rate is the rate that banks charge other banks for overnight loans.

      Long-term interest rates, as represented by yields of the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation.

Q.    WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, the strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Fed becomes concerned about inflation, it may attempt to cool the economy by raising the Fed funds rate, as it did in summer 2004. On the other hand, if the economy slows down, the Fed may lower the Fed funds rate to stimulate economic growth, as we witnessed from January 2001 to June 2003. Over the summer of 2003, and again in spring 2004, long-term interest rates rose from historic lows in response to indications of the beginning of an economic recovery.

[GRAPHIC OMITTED]

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NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
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4 | Not part of the semiannual report

Q.    HOW DO CHANGES IN INTEREST RATES AFFECT BOND PRICES?

A. Typically, bond prices move in the opposite direction of interest rates. So, when interest rates rise, bond prices fall, and conversely, when rates decline, bond prices tend to rise in value.

      When rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds with lower yields. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.

                               [GRAPHIC OMITTED]

      Generally, tax-free income fund portfolios comprising municipal bonds with longer maturities are more sensitive to changes in long-term interest rates than portfolios with shorter-term municipal bonds. Similarly funds with shorter-term municipal bonds are typically more influenced by short-term rate changes than funds with longer-term municipal bonds.

      But, while tax-free income fund prices will fluctuate with interest rate changes, it's important to remember that price movement is only part of the picture. As a tax-free income fund investor, you also receive monthly tax-free income(1), which has historically been the largest component of total return for municipal bonds.(2) Total return includes price movement (capital appreciation or depreciation) and income. And since bonds generally pay interest whether prices move up or down, the interest from municipal bonds can help cushion a fund's overall total return, especially when rates are rising.

Q.    HOW DO INTEREST RATES AFFECT MY TAX-FREE DIVIDENDS?

A. When interest rates decline, municipal bond issuers often "call" or redeem existing higher- yielding bonds and replace them with new, lower-yielding bonds to reduce the amount of interest they pay on the debt. As funds then have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline, and the dividends paid out to shareholders also decline.

(1) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(2) Source: Lehman Brothers Municipal Bond Index, 9/30/04. Total return includes compounded income and capital appreciation over the 20-year period ending 9/30/04. Past performance does not guarantee future results.


                                           Not part of the semiannual report | 5

[GRAPHIC OMITTED]

      Higher interest rates may lead to higher dividends. When interest rates rise, fewer bonds are called and fund managers may have the opportunity to invest in new, higher-yielding bonds. As a result, the funds' investment earnings can increase, and they are able to pay out higher dividends to shareholders over time.

Q. WHAT IS THE BENEFIT OF FRANKLIN'S INVESTMENT APPROACH WHEN INTEREST RATES ARE VOLATILE?

A. Since 1977, Franklin has consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital.1

      Our straightforward, "plain-vanilla" approach to investing means we do not use leverage or invest in speculative derivatives or futures, which could increase the level of risk for our fund portfolios, especially when interest rates are volatile. Similarly, we do not try to time the market and predict interest rate movements. Instead, we carefully select bonds for our fund portfolios that we believe should provide a high level of stable income until maturity.

      We generally invest in current coupon securities to maximize tax-free income. Over time, as we invest in different interest rate climates, the portfolios become well diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons, which are generally less sensitive to interest rate movements and help to provide stability to our fund portfolios.

      Our tax-free income fund investment strategy cannot eliminate interest rate risk, but it can help to reduce this risk.

Q. HOW DO STATE BUDGET DEFICITS AND CREDIT RATING DOWNGRADES AFFECT MY TAX-FREE INCOME FUND?

A. Many states have been facing budget challenges, as the recent economic slowdown has had an impact on virtually every tax-related revenue source. As finances for state governments have deteriorated, independent rating agencies have downgraded debt ratings or issued negative outlooks for some states' general obligation debt. Rating downgrades may lead to increased price volatility for certain fund holdings over the short term. However, over the long term, because of our income-focused strategy, lower-rated bonds may also present an attractive investment opportunity. Lower ratings on state debt can translate into higher yields paid to bondholders and potentially higher dividends to shareholders over time.

Q.  WHAT ARE THE KEY BENEFITS OF INVESTING IN TAX-FREE INCOME FUNDS?

A. It's important to remember the reasons to own tax-free income funds don't change when market conditions change. For long-term investors seeking monthly, tax-free income and portfolio diversification, we believe tax-free income funds are an attractive investment option. At Franklin, we will continue to serve our shareholders by seeking to provide a high level of tax-free income consistent with prudent investment management and the preservation of shareholders' capital.

        [LOGO](R)
FRANKLIN(R) TEMPLETON(R)
       INVESTMENTS


6 | Not part of the semiannual report

SEMIANNUAL REPORT

MUNICIPAL BOND MARKET OVERVIEW

Municipal bonds performed well during the six-month reporting period as interest rates generally declined while the financial markets had to digest a presidential election, federal funds target rate increases, record high oil prices, mixed economic releases and the continued war on terrorism. Municipal and Treasury bond yields moved downward: 10- and 30-year Treasury bond yields declined 30 and 35 basis points (100 basis points equal one percent) and 10- and 30-year AAA municipal bond yields, as indicated by Municipal Market Data, declined 27 and 23 basis points.(1) As yields fell, bond prices rose and the Lehman Brothers Municipal Bond Index returned 4.30% for the period under review.(2)

Municipal bonds were able to record positive results even though the Federal Reserve Board (Fed) systematically raised the short-term federal funds target rate. Responding to strong second quarter 2004 growth in gross domestic product and employment, the Fed began raising short-term rates in June. After four successive 25 basis-point hikes during the reporting period, the federal funds target rate rose from 1.00% to 2.00%. Facing uncertainty over increasing oil prices, the Fed restated at its November meeting, "With underlying inflation expected to be relatively low, the Committee believes that policy accommodation can be removed at a pace that is likely to be measured."(3) At the same time, employment and economic growth numbers generally did not meet market expectations during the third quarter. Consequently, bond markets rose and brought intermediate- and long-term yields lower so that the yield curve, which illustrates bond yields from short to long maturities, flattened somewhat during the reporting period.

It appears that new-issue volume for municipal bonds will be relatively large for the calendar year. From January through November 2004, municipalities issued more than $325 billion in new debt as overall interest rate levels remained low.(4) Although this figure was down almost 8% from the same period in 2003 (a record year), 2004 is the third successive year of more than $300 billion dollars in new issuance.(4) Demand for municipal bonds remained strong as investors sought to

(1)   Source: Thomson Financial.

(2) Source: Lehman Brothers Inc. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.

(3)   Source: Federal Reserve. Press Release, 11/10/04.

(4)   Source: The Bond Buyer.


                                                           Semiannual Report | 7
reinvest proceeds from a combination of coupon payments, maturities and bond calls. During the reporting period, municipal bonds continued to offer attractive yields relative to comparable taxable fixed income securities, which also assisted in boosting demand from relative value investors who looked for opportunities in the taxable and tax-exempt markets.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF NOVEMBER 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Semiannual Report

FRANKLIN CALIFORNIA
HIGH YIELD MUNICIPAL FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California High Yield Municipal Fund seeks to provide high, current income exempt from federal and California state personal income taxes by investing at least 80% of its total assets in higher-yielding, medium-, lower- and non-rated California securities that pay interest free from such taxes.(1) Its secondary goal is capital appreciation.

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin California High Yield Municipal Fund
11/30/04

--------------------------------------------------------------------------------
                                                              % OF  TOTAL
RATINGS                                                  LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                                6.4%
--------------------------------------------------------------------------------
AA                                                                 0.5%
--------------------------------------------------------------------------------
A                                                                  5.6%
--------------------------------------------------------------------------------
BBB                                                               11.1%
--------------------------------------------------------------------------------
Below Investment Grade                                             8.2%
--------------------------------------------------------------------------------
Not Rated by S&P                                                  68.2%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency. Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                                          MOODY'S     FITCH      INTERNAL
AAA or Aaa                                        0.9%         --         5.1%
A                                                 0.3%         --         0.2%
BBB or Baa                                        1.2%        1.5%       15.4%
Below Investment Grade                             --          --        43.6%
--------------------------------------------------------------------------------
Total                                             2.4%        1.5%       64.3%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin California High Yield Municipal Fund's semiannual report for the period ended November 30, 2004.

PERFORMANCE OVERVIEW

Because bond yield and price typically move in opposite directions, as municipal bond yields fell, bond prices rose for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $9.94 on

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 28.

[SIDEBAR]

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 9

May 31, 2004, to $10.14 on November 30, 2004. The Fund's Class A shares paid dividends totaling 28.02 cents per share for the same period.(2) The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 5.07%, based on an annualization of the current 4.47 cent ($0.0447) per share monthly dividend and the maximum offering price of $10.59 on November 30, 2004. An investor in the 2004 maximum combined federal and California state personal income tax bracket of 41.05% would need to earn a distribution rate of 8.60% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

STATE UPDATE

California's diverse, wealthy economy was in a trend of moderate economic recovery in private sector employment and personal income growth. The state's natural advantages of location on the Pacific Rim and proximity to population and industry centers, including high technology, trade and entertainment, continued to power the Golden State's economic progress, though technology-related industries and regions, namely Silicon Valley, have recovered more slowly than other sectors and regions since the recession. Public sector employment fell in the wake of recent budget cuts, but private sector employment grew at a moderate pace, as did the state's personal income levels, and overall income grew faster than the national average. California's unemployment rate was 5.7% in November 2004, while the national average was 5.4%.(3)

State finances improved as state tax collections for fiscal year 2004 reflected high personal income and sales tax receipts. The state averted an immediate liquidity crisis when voters approved $15 billion of deficit-financing bonds in March 2004.(4) These Economic Recovery Bonds allowed the state to revise its cash flow projections for 2004 and 2005, and for the time being eliminated the large deficit balances seen in the past two years. Given this position, plus

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3)   Source: Bureau of Labor Statistics.

(4) Source: Standard & Poor's, "Research: Gov. Schwarzenegger's Proposed May Budget Revision Indicates Some Improvement in California Finances," RATINGSDIRECT, 5/19/04.


10 | Semiannual Report
improving economic and tax receipt trends, it appeared unlikely that any significant liquidity strain will reemerge for the state during 2005. However, the recent increase in California's long-term debt resulted in an above-average level of indebtedness relative to other states. Furthermore, California's net tax-supported debt has doubled since the end of fiscal year 2001 to $53 billion. However, at 4.5% of aggregate personal income, the debt burden -- tenth highest among the states -- is not currently a credit concern.5

In light of a now established recovery trend in the state's economy and tax revenues, as well as an improved budgetary and liquidity outlook, independent credit rating agencies Moody's Investors Service and Standard & Poor's (S&P) upgraded California's general obligation bond ratings and credit outlook:
Moody's to A3 from Baa1 with a positive outlook, and S&P to A from BBB with a stable outlook.(6) However, the state's ratings still remained well below the 50-state credit quality average, due to significant ongoing fiscal challenges, plus administrative and legal factors that weaken its financial flexibility compared with other states.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

(5)   Source: Moody's Investors Service, "New Issue: California (State of),"
      9/3/04.

(6)   These do not indicate ratings of the Fund.


                                                          Semiannual Report | 11

[SIDEBAR]

PORTFOLIO  BREAKDOWN
Franklin California High Yield Municipal  Fund
11/30/04

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Tax-Supported                                                              48.0%
--------------------------------------------------------------------------------
Transportation                                                             12.3%
--------------------------------------------------------------------------------
Other Revenue                                                               8.3%
--------------------------------------------------------------------------------
Prerefunded                                                                 8.2%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      6.4%
--------------------------------------------------------------------------------
Utilities                                                                   5.4%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        4.7%
--------------------------------------------------------------------------------
Higher Education                                                            4.3%
--------------------------------------------------------------------------------
General Obligation                                                          1.6%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.7%
--------------------------------------------------------------------------------
Housing                                                                     0.1%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

DIVIDEND  DISTRIBUTIONS*
Franklin California High Yield  Municipal Fund
6/1/04-11/30/04

--------------------------------------------------------------------------------
                                                  DIVIDEND PER SHARE
                                     -------------------------------------------
MONTH                                  CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
June                                  4.67 cents      4.22 cents      4.20 cents
--------------------------------------------------------------------------------
July                                  4.67 cents      4.22 cents      4.20 cents
--------------------------------------------------------------------------------
August                                4.67 cents      4.22 cents      4.20 cents
--------------------------------------------------------------------------------
September                             4.67 cents      4.21 cents      4.23 cents
--------------------------------------------------------------------------------
October                               4.67 cents      4.21 cents      4.23 cents
--------------------------------------------------------------------------------
November                              4.67 cents      4.21 cents      4.23 cents
--------------------------------------------------------------------------------
TOTAL                                28.02 CENTS     25.29 CENTS     25.29 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a relatively steep yield curve, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF NOVEMBER 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Semiannual Report

PERFORMANCE SUMMARY AS OF 11/30/04

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------
CLASS A                                               CHANGE          11/30/04          5/31/04
-----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.20            $10.14            $9.94
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/04-11/30/04)
-----------------------------------------------------------------------------------------------------
Dividend Income                       $0.2802
-----------------------------------------------------------------------------------------------------
CLASS B                                               CHANGE          11/30/04          5/31/04
-----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.20            $10.19            $9.99
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/04-11/30/04)
-----------------------------------------------------------------------------------------------------
Dividend Income                       $0.2529
-----------------------------------------------------------------------------------------------------
CLASS C                                               CHANGE          11/30/04          5/31/04
-----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.20            $10.17            $9.97
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/04-11/30/04)
-----------------------------------------------------------------------------------------------------
Dividend Income                       $0.2529
-----------------------------------------------------------------------------------------------------


                                                          Semiannual Report | 13

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------------------
CLASS A                                       6-MONTH               1-YEAR            5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +4.88%               +6.73%           +36.21%          +98.93%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 +0.44%               +2.15%            +5.45%           +6.66%
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/04)(3)                                +2.44%            +6.27%           +6.71%
------------------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                   5.07%
------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)                8.60%
------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                           4.48%
------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                            7.60%
------------------------------------------------------------------------------------------------------------------
CLASS B                                       6-MONTH               1-YEAR            3-YEAR    INCEPTION (2/1/00)
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +4.57%               +6.12%           +16.13%          +38.94%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 +0.57%               +2.12%            +4.20%           +6.72%
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/04)(3)                                +2.39%            +5.04%           +6.86%
------------------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                   4.70%
------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)                7.97%
------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                           4.11%
------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                            6.97%
------------------------------------------------------------------------------------------------------------------
CLASS C                                       6-MONTH               1-YEAR            5-YEAR    INCEPTION (5/1/96)
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     +4.58%               +6.02%           +32.43%          +60.80%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 +3.58%               +5.02%            +5.78%           +5.69%
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/04)(3)                                +5.40%            +6.61%           +5.79%
------------------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                   4.71%
------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)                7.99%
------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                           4.13%
------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                            7.01%
------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 11/30/04.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 5/28/04 for the maximum combined federal and California state personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 11/30/04.


                                                          Semiannual Report | 15

YOUR FUND'S EXPENSES

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT     ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                         VALUE 5/31/04       VALUE 11/30/04      PERIOD* 5/31/04-11/30/04
------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $1,048.80                  $3.29
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,021.86                  $3.24
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $1,045.70                  $6.10
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,019.10                  $6.02
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $1,045.80                  $6.10
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,019.10                  $6.02
------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.64%; B: 1.19%; and C: 1.19%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                                                          Semiannual Report | 17

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Tennessee Municipal Bond Fund seeks to provide high, current income exempt from federal and Tennessee state personal income taxes, consistent with prudent investment management and the preservation of capital, by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments as of 11/30/04**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

               AAA ......................................  46.4%
               AA .......................................  14.1%
               A ........................................   3.5%
               BBB ......................................   3.5%
               Not Rated by S&P .........................  32.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                           MOODY'S
AAA or Aaa                          23.1%
AA or Aa                             8.6%
A                                    0.5%
BBB or Baa                           0.3%
-----------------------------------------
Total                               32.5%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Tennessee Municipal Bond Fund's semiannual report for the period ended November 30, 2004.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell, bond prices rose for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, rose from $11.04 on May 31, 2004, to $11.31 on November 30, 2004. The Fund's Class A shares paid dividends

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 37.

[SIDEBAR]

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


18 | Semiannual Report
totaling 24.00 cents per share for the same period.(2) The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.07%. An investor in the 2004 maximum combined federal and Tennessee state personal income tax bracket of 38.90% would need to earn a distribution rate of 6.66% from a taxable investment to match the Fund's Class A tax-free distribution rate.

STATE UPDATE

Tennessee's economy has emerged from its fragile recessionary period. The state's finances and well-diversified economy were strained in recent years, forcing state legislators to drain the Rainy Day Fund and rely heavily on one-time (also called "nonrecurring") revenues to fund ongoing operating expenses. After two consecutive years of job losses, due in large part to the contracting non-durable manufacturing sector, employment stabilized in fiscal year 2004 and grew minimally, at less than 1%.(3) Job growth was most notable within the construction, transportation and retail sectors. Contraction in manufacturing-related industries, exacerbated by slowing domestic demand and increased international competition, slowed significantly in fiscal year 2004 yet has been an ongoing problem since the 1990s.

Over the last several years, Tennessee's budget gaps were created largely by the effects of the economic downturn, education spending enhancements, state employee pay raises and the challenging TennCare state health care program, which currently serves about 1.3 million residents or roughly 25% of Tennessee's population who are either Medicaid-eligible, uninsured or uninsurable.(3) Significant and unexpected increases in the amount of state funding needed to support TennCare has easily outpaced state tax revenue growth in almost every fiscal year since 1998. Seeking a permanent solution, state legislators are attempting to implement a major new set of TennCare reform initiatives that, if enacted, are projected to save an estimated cumulative $2 billion for fiscal years 2005 through 2008.(3)

Tennessee closed its most recent $250 million budget gap in fiscal year 2003 through a combination of cuts and a one-cent sales tax increase, allowing the state to finish the fiscal year with a small $57 million surplus due largely to better-than-expected revenues enhanced by a nascent economic recovery.(4) The revenue increase solved the state's projected near-term budget deficits, allowed for 2004 fiscal year budgeting that got by without any one-time revenues to achieve balance, and enabled a balanced 2005 fiscal year budget with recurring

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3) Source: Moody's Investors Service, "Rating Update: Tennessee (State of)," 8/3/04.

(4) Source: Standard & Poor's, "Research: Tennessee; Tax Secured, General Obligation," RATINGSDIRECT, 8/17/04.

[SIDEBAR]

DIVIDEND  DISTRIBUTIONS(2)
Franklin Tennessee Municipal Bond Fund
Class A
6/1/04-11/30/04

--------------------------------------------------------------------------------
MONTH                                                        DIVIDEND  PER SHARE
--------------------------------------------------------------------------------
June                                                                  4.00 cents
--------------------------------------------------------------------------------
July                                                                  4.00 cents
--------------------------------------------------------------------------------
August                                                                4.00 cents
--------------------------------------------------------------------------------
September                                                             4.00 cents
--------------------------------------------------------------------------------
October                                                               4.00 cents
--------------------------------------------------------------------------------
November                                                              4.00 cents
--------------------------------------------------------------------------------
Total                                                                24.00 cents
--------------------------------------------------------------------------------


                                                          Semiannual Report | 19

[SIDEBAR]

PORTFOLIO BREAKDOWN
Franklin Tennessee Municipal Bond Fund
11/30/04

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Utilities                                                                30.7%**
--------------------------------------------------------------------------------
General Obligation                                                       20.3%
--------------------------------------------------------------------------------
Prerefunded                                                              19.7%
--------------------------------------------------------------------------------
Hospital & Health Care                                                   10.3%
--------------------------------------------------------------------------------
Other Revenue                                                             6.9%
--------------------------------------------------------------------------------
Transportation                                                            4.7%
--------------------------------------------------------------------------------
Housing                                                                   2.8%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                      2.7%
--------------------------------------------------------------------------------
Corporate-Backed                                                          1.0%
--------------------------------------------------------------------------------
Tax-Supported                                                             0.9%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

revenues prudently matching recurring expenditures. In fact, with an estimated $380 million in excess revenues from fiscal year 2004, the state began fiscal year 2005 by putting some of the operating surplus toward social service programs, the depleted Rainy Day Fund and the revenue stabilization fund.(4)

Tennessee enjoys a low debt burden and manageable future debt issuance. Citing a number of positive trends stemming from the state's economic recovery and turnaround of financial operations, independent credit rating agency Moody's Investors Service revised Tennessee's credit outlook in August 2004, to stable from negative, and affirmed its high general obligation debt rating of Aa2.(5) The rating also reflected the state's historically modest debt ratios and increasing economic diversification. With a newly created structural budget balance and stronger state finances, the implementation of various TennCare reforms is seen as crucial to the program and Tennessee's efforts to maintain future structural budget balance.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a relatively steep yield curve, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.

(5)   This does not indicate Moody's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF NOVEMBER 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


20 | Semiannual Report

PERFORMANCE SUMMARY AS OF 11/30/04

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------
CLASS A                                                     CHANGE          11/30/04          5/31/04
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       +$0.27            $11.31           $11.04
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/04-11/30/04)
----------------------------------------------------------------------------------------------------------
Dividend Income                               $0.24
----------------------------------------------------------------------------------------------------------

PERFORMANCE(1)

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

----------------------------------------------------------------------------------------------------------
CLASS A                                     6-MONTH         1-YEAR            5-YEAR           10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                   +4.59%         +4.30%           +38.93%          +99.48%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)               +0.14%         -0.11%            +5.87%           +6.68%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/04)(4)                        +0.47%            +6.45%           +6.48%
----------------------------------------------------------------------------------------------------------
   Distribution Rate(5)                              4.07%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(6)           6.66%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(7)                      3.19%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(6)                       5.22%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 21

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) The Fund's manager agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.11%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge. Six-month return has not been annualized.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Distribution rate is based on an annualization of the current 4.00 cent per share dividend and the maximum offering price per share of $11.80 on 11/30/04.

(6) Taxable equivalent distribution rate and yield assume the published rates as of 5/28/04 for the maximum combined federal and Tennessee state personal income tax bracket of 38.90%, based on the federal income tax rate of 35.00%.

(7) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 11/30/04.


22 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT     ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                         VALUE 5/31/04       VALUE 11/30/04      PERIOD* 5/31/04-11/30/04
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,045.90                    $3.59
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,021.56                    $3.55
----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


24 | Semiannual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  NOVEMBER 30, 2004                        YEAR ENDED MAY 31,
CLASS A                                              (UNAUDITED)        2004        2003        2002            2001        2000
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........        $   9.94      $  10.21     $   9.97    $   9.95       $   9.52    $  10.60
                                                     -------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................             .27           .56          .54         .57(e)         .60         .56

 Net realized and unrealized gains (losses) ...             .21          (.28)         .25         .02(e)         .39       (1.08)
                                                     -------------------------------------------------------------------------------
Total from investment operations ..............             .48           .28          .79         .59            .99        (.52)
                                                     -------------------------------------------------------------------------------
Less distributions from net investment income .            (.28)         (.55)        (.55)       (.57)          (.56)       (.56)
                                                     -------------------------------------------------------------------------------
Redemption fees ...............................              --(c)         --           --          --             --          --
                                                     -------------------------------------------------------------------------------
Net asset value, end of period ................        $  10.14      $   9.94     $  10.21    $   9.97       $   9.95    $   9.52
                                                     ===============================================================================

Total return(b) ...............................            4.88%         2.81%        8.15%       5.99%         10.61%      (4.88)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............        $654,275      $548,292     $537,770    $503,337       $483,666    $464,423

Ratios to average net assets:

 Expenses .....................................             .64%(d)       .65%         .65%        .65%           .65%        .66%

 Expenses net of waiver and payments by
   affiliate ..................................             .64%(d)       .65%         .65%        .61%           .50%        .49%

 Net investment income ........................            5.38%(d)      5.61%        5.36%       5.66%(e)       6.02%       5.70%

Portfolio turnover rate .......................            5.19%         8.79%       10.13%      21.77%         29.01%      47.45%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   Annualized.

(e) Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share ...........................   $   .01
      Net realized and unrealized gains (losses) per share ......      (.01)
      Ratio of net investment income to average net assets ......       .08%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                     Semiannual Report | See notes to financial statements. | 25

FRANKLIN MUNICIPAL SECURITIES TRUST

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONTINUED)

                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   NOVEMBER 30, 2004                         YEAR ENDED MAY 31,
CLASS B                                               (UNAUDITED)         2004         2003         2002        2001      2000(f)
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............     $   9.99        $ 10.25      $ 10.02      $  9.98      $  9.54    $ 9.34
                                                        ----------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) .........................          .25            .51          .49          .52(e)       .53       .17

 Net realized and unrealized gains (losses) .......          .20           (.28)         .24          .03(e)       .42       .20
                                                        ----------------------------------------------------------------------------
Total from investment operations ..................          .45            .23          .73          .55          .95       .37
                                                        ----------------------------------------------------------------------------
Less distributions from net investment income .....         (.25)          (.49)        (.50)        (.51)        (.51)     (.17)
                                                        ----------------------------------------------------------------------------
Redemption fees ...................................           --(c)          --           --           --           --        --
                                                        ----------------------------------------------------------------------------
Net asset value, end of period ....................     $  10.19        $  9.99      $ 10.25      $ 10.02      $  9.98    $ 9.54
                                                        ============================================================================

Total return(b) ...................................         4.57%          2.24%        7.52%        5.58%       10.08%     4.00%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................     $ 30,390        $28,197      $29,268      $23,029      $11,598    $  808

Ratios to average net assets:

 Expenses .........................................         1.19%(d)       1.20%        1.20%        1.20%        1.20%     1.19%(d)

 Expenses net of waiver and payments by
   affiliate ......................................         1.19%(d)       1.20%        1.20%        1.16%        1.05%     1.02%(d)

 Net investment income ............................         4.83%(d)       5.06%        4.81%        5.13%(e)     5.32%     5.33%(d)

Portfolio turnover rate ...........................         5.19%          8.79%       10.13%       21.77%       29.01%    47.45%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   Annualized.

(e) Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share ..........................    $.01
      Net realized and unrealized gains (losses) per share .....    (.01)
      Ratio of net investment income to average net assets .....     .08%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

(f)   For the period February 1, 2000 (effective date) to May 31, 2000.


26 | See notes to financial statements. | Semiannual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONTINUED)

                                                      ------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                      NOVEMBER 30, 2004                        YEAR ENDED MAY 31,
CLASS C                                                  (UNAUDITED)         2004        2003        2002          2001      2000
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............       $  9.97         $ 10.24     $ 10.01      $  9.98      $  9.55   $ 10.63
                                                           -------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) ..........................           .25             .51         .48          .52(e)       .54       .51

 Net realized and unrealized gains (losses) ........           .20            (.29)        .25          .02(e)       .40     (1.08)
                                                           -------------------------------------------------------------------------
Total from investment operations ...................           .45             .22         .73          .54          .94      (.57)
                                                           -------------------------------------------------------------------------
Less distributions from net investment income ......          (.25)           (.49)       (.50)        (.51)        (.51)     (.51)
                                                           -------------------------------------------------------------------------
Redemption fees ....................................            --(c)           --          --           --           --        --
                                                           -------------------------------------------------------------------------
Net asset value, end of period .....................       $ 10.17         $  9.97     $ 10.24      $ 10.01      $  9.98   $  9.55
                                                           =========================================================================

Total return(b) ....................................          4.58%           2.24%       7.43%        5.49%        9.98%    (5.39)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................       $93,261         $79,294     $77,748      $74,611      $67,735   $64,890

Ratios to average net assets:

 Expenses ..........................................          1.19%(d)        1.20%       1.20%        1.20%        1.20%     1.21%

 Expenses net of waiver and payments by  affiliate .          1.19%(d)        1.20%       1.20%        1.16%        1.05%     1.04%

 Net investment income .............................          4.83%(d)        5.06%       4.81%        5.12%(e)     5.48%     5.15%

Portfolio turnover rate ............................          5.19%           8.79%      10.13%       21.77%       29.01%    47.45%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   Annualized.

(e) Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share ..........................    $.01
      Net realized and unrealized gains (losses) per share .....    (.01)
      Ratio of net investment income to average net assets .....     .08%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                     Semiannual Report | See notes to financial statements. | 27

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2004 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 90.5%
     BONDS 78.6%
     ABAG 1915 Act Revenue, Windemere Ranch AD 1,
        7.30%, 9/02/17 ...........................................................................      $ 9,870,000      $10,421,141
        7.35%, 9/02/20 ...........................................................................        7,820,000        8,250,726
     ABAG 1915 Act Special Assessment,
        Windemere Ranch AD 1, 7.45%, 9/02/30 .....................................................        4,820,000        5,099,705
        Windmere Ranch AD 99-1, 6.20%, 9/02/20 ...................................................        1,950,000        2,019,478
        Windmere Ranch AD 99-1, 6.30%, 9/02/25 ...................................................        2,935,000        3,015,595
     ABAG Finance Authority for Nonprofit Corps. COP, California Mortgage Insured, 6.15%,
       1/01/22 ...................................................................................        1,300,000        1,406,574
     ABAG Finance Authority for Nonprofit Corps. Revenue, Elder Care Alliance, California Mortgage
       Insured, 5.60%, 8/15/34 ...................................................................        4,260,000        4,378,343
     Adelanto Water Authority Revenue,
        Parity Water Systems Acquisition Project, Series A, Pre-Refunded, 7.50%, 9/01/28 .........        3,200,000        3,757,376
        Water Systems Acquisition Project, sub. lien, Series A, Pre-Refunded, 7.50%, 9/01/28 .....        2,000,000        2,398,140
     Alameda CFD No. 2 Special Tax, 6.125%, 9/01/16 ..............................................        1,240,000        1,270,826
     Alameda PFA Local Agency Revenue, Special Tax, Community Facility No. 1-A,
        6.70%, 8/01/12 ...........................................................................        3,400,000        3,612,398
        7.00%, 8/01/19 ...........................................................................        4,015,000        4,259,433
     Avenal PFAR, Refunding,
        7.00%, 9/02/10 ...........................................................................          930,000          977,625
        7.25%, 9/02/27 ...........................................................................        3,665,000        3,833,700
     Burbank Wastewater Treatment Revenue, Series A, AMBAC Insured, 5.00%, 6/01/34 ...............        1,430,000        1,450,506
     Calexico Special Financing Authority Sales Tax Revenue,
        ETM, 7.40%, 1/01/05 ......................................................................          285,000          286,220
        ETM, 7.40%, 1/01/06 ......................................................................          340,000          359,094
        Pre-Refunded, 7.40%, 1/01/18 .............................................................        7,680,000        8,111,309
     California City RDA Tax Allocation Revenue, Refunding, Series A-1, 7.75%, 9/01/34 ...........        9,670,000       10,490,596
     California Educational Facilities Authority Revenue,
        Keck Graduate Institute, 6.75%, 6/01/30 ..................................................        2,500,000        2,705,725
        Pooled College and University, Series B, 6.625%, 6/01/20 .................................        1,000,000        1,107,690
        Pooled College and University, Series B, Pre-Refunded, 6.30%, 4/01/21 ....................        1,000,000        1,110,290
     California Health Facilities Financing Authority Revenue,
        Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 .........................................        2,500,000        2,582,325
        Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 ........................................        3,250,000        3,480,392
        Thessalonika Family, Series A, California Mortgage Insured, 6.20%, 12/01/15 ..............          990,000        1,048,321
     California PCFA, PCR, Southern California Edison Co., Series B, 6.40%, 12/01/24 .............        2,000,000        2,005,200
     California PCFA Solid Waste Disposal Revenue,
        Browning-Ferris Industries Inc., 6.75%, 9/01/19 ..........................................        7,000,000        7,023,240
        Keller Canyon Landfill Co. Project, 6.875%, 11/01/27 .....................................        9,100,000        9,121,112
     California State GO, FGIC Insured, 6.00%, 8/01/19 ...........................................           30,000           30,786
     California State Public Works Board Lease Revenue, Department of Mental Health, Coalinga,
       Series A, 5.125%, 6/01/29 .................................................................        5,000,000        5,058,100


28 | Semiannual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

------------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                   PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     California Statewide CDA, COP,
         Catholic Healthcare West, 6.50%, 7/01/20 ................................................      $12,060,000      $13,337,998
         International School of Peninsula Project, 7.50%, 11/01/29 ..............................       10,565,000       10,931,183
         Windward School, 6.90%, 9/01/23 .........................................................        2,000,000        2,066,080
  (a)California Statewide CDA Lease Revenue, Special Facilities, United Airlines, Series A, 5.70%,
       10/01/33 ..................................................................................        3,320,000        2,066,766
     California Statewide CDA Revenue,
         Bentley School, Refunding, 6.75%, 7/01/32 ...............................................        8,250,000        8,631,480
         Elder Care Alliance, Series A, 8.00%, 11/15/22 ..........................................        3,000,000        3,119,010
         Elder Care Alliance, Series A, 8.25%, 11/15/32 ..........................................        4,000,000        4,162,560
         Eskaton Village Grass Valley, 8.25%, 11/15/31 ...........................................       10,000,000       10,977,900
         John F. Kennedy University, 6.75%, 10/01/33 .............................................        5,000,000        4,887,700
         Monterey Institute International, 7.75%, 7/01/31 ........................................        8,285,000        7,296,682
         Presidio Hill School, 6.875%, 8/01/32 ...................................................        6,195,000        6,336,742
         Prospect Sierra School, 6.75%, 9/01/32 ..................................................        5,000,000        5,165,800
         Seven Hills School, 6.50%, 8/01/31 ......................................................        5,600,000        5,674,704
         Sonoma County Day School, 6.75%, 1/01/32 ................................................        6,000,000        6,257,880
         Thomas Jefferson School of Law Project, 7.75%, 10/01/31 .................................        5,000,000        5,329,200
         Turning Point, 6.50%, 11/01/31 ..........................................................        6,130,000        6,321,869
     California Statewide CDA Revenue COP, California Mortgage Insured, Pre-Refunded, 7.25%,
       12/01/22 ..................................................................................        1,800,000        1,836,000
     California University Fresno Association Inc. Revenue, Senior Auxiliary Organization Event
       Center, 6.00%, 7/01/22 ....................................................................        3,500,000        3,683,610
     Campbell RDA Tax Allocation, Central Campbell Redevelopment Project, Series A, 6.55%,
       10/01/32 ..................................................................................        5,300,000        5,705,503
     Chino CFD Special Tax,
         No. 03-1, 5.875%, 9/01/33 ...............................................................        1,250,000        1,245,562
         No. 03-3, Improvement Area 1, 5.70%, 9/01/29 ............................................        1,215,000        1,188,100
         No. 03-3, Improvement Area 1, 5.75%, 9/01/34 ............................................        1,420,000        1,386,261
     Chula Vista Special Tax, CFD No. 2000-1, 6.60%, 9/01/30 .....................................        1,500,000        1,554,045
     Corona CFD Special Tax, No. 01-02 Improvement Nos. 1 and 2, 6.25%, 9/01/32 ..................        1,890,000        1,902,153
     Corona-Norco USD Special Tax, CFD No. 99-1, 7.00%, 9/01/29 ..................................        2,120,000        2,237,406
     Cotati South Sonoma Business Park AD Special Assessment, Improvement, 6.50%,
       9/02/33 ...................................................................................        5,805,000        5,852,079
     Duarte RDA Tax Allocation,
         Davis Addition Project Area, Refunding, 6.70%, 9/01/14 ..................................        2,615,000        2,832,803
         Davis Addition Project Area, Refunding, 6.90%, 9/01/18 ..................................        4,120,000        4,460,765
         Rancho Duarte Phase I Project Area, Pre-Refunded, 6.80%, 9/01/16 ........................          635,000          722,478
     El Dorado County Public Financing Revenue, Pre-Refunded, 6.375%, 2/15/25 ....................        1,885,000        2,070,993
     El Dorado County Special Tax, CFD No. 1992-1, 6.125%, 9/01/16 ...............................        4,745,000        4,921,656
     Elk Grove Special Tax, East Franklin Community No. 1-A, 6.00%, 8/01/33 ......................        1,750,000        1,780,555
     Elsinore Valley Municipal Water District Special Tax, CFD No. 99-1, 7.00%, 9/01/29 ..........        3,500,000        3,671,605


                                                          Semiannual Report | 29

FRANKLIN MUNICIPAL SECURITIES TRUST

------------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                 PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     Escondido Revenue COP, Refunding, Series A, FGIC Insured, 6.00%, 9/01/31 ................        $ 1,785,000        $ 1,990,418
     Fontana Special Tax, CFD No. 12,
         6.60%, 9/01/19 ......................................................................          3,295,000          3,469,668
         6.625%, 9/01/30 .....................................................................          7,675,000          8,030,890
     Fullerton Water Revenue, COP, AMBAC Insured, 5.00%,
         9/01/28 .............................................................................          2,650,000          2,690,677
         9/01/34 .............................................................................          2,795,000          2,824,879
     Garden Grove Housing Authority MFHR, Set-Aside Tax Increment, Series C, 6.70%,
       7/01/24 ...............................................................................          6,375,000          6,451,882
     Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded, 7.75%,
       9/01/25 ...............................................................................          2,480,000          2,628,403
     Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Asset Backed,
         Series A-2, 7.90%, 6/01/42 ..........................................................            750,000            814,657
         Series A-3, 7.875%, 6/01/42 .........................................................          6,400,000          6,941,440
         Series B, 5.625%, 6/01/38 ...........................................................         14,000,000         14,698,320
     Half Moon Bay COP, Sea Crest School, 6.75%, 7/01/30 .....................................          3,760,000          3,881,335
     Hercules RDA Tax Allocation, Hercules Merged Project, 6.40%, 9/01/21 ....................          5,000,000          5,070,300
     Huntington Beach CFD Special Tax Revenue, Grand Coast Resort, 6.45%, 9/01/31 ............          5,000,000          5,171,400
     Imperial County Special Tax, CFD No. 98-1,
         6.45%, 9/01/17 ......................................................................          2,085,000          1,952,394
         6.50%, 9/01/31 ......................................................................          5,705,000          5,115,731
     Indio 1915 Act GO,
         AD No. 99-1, 7.125%, 9/02/20 ........................................................          2,240,000          2,361,363
         AD No. 2001-1, 6.50%, 9/02/26 .......................................................          4,615,000          4,709,931
     John C. Fremont Hospital District Health Facilities Revenue, California Mortgage Insured,
       6.75%, 6/01/13 ........................................................................          1,500,000          1,547,085
     Lafayette RDA Tax Allocation, 5.75%, 8/01/32 ............................................          1,000,000          1,011,730
     Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation, Refunding,
       7.00%, 9/02/30 ........................................................................          8,710,000          9,170,672
     Lake Elsinore Special Tax, Improvements, CFD No. 2-A,
         5.85%, 9/01/24 ......................................................................          1,035,000          1,034,886
         5.95%, 9/01/34 ......................................................................          2,200,000          2,196,722
     Lake Elsinore USD, CFD, Special Tax, No. 2001-1, 6.30%, 9/01/33 .........................          4,510,000          4,609,716
     Lancaster Financing Authority Tax Allocation Revenue, Redevelopment Project Nos. 5 and 6,
       Refunding,
         5.40%, 2/01/29 ......................................................................            500,000            489,395
         5.60%, 2/01/34 ......................................................................          1,250,000          1,233,975
     Lancaster RDA Tax Allocation,
         7.00%, 12/01/29 .....................................................................          1,780,000          1,787,458
         Residential Redevelopment Project, sub. lien, Refunding, 6.65%, 9/01/27 .............          2,500,000          2,635,225
     Lee Lake Water District CFD No. 1 Special Tax, Sycamore Creek, 6.50%, 9/01/24 ...........          1,000,000          1,059,380
     Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.875%, 9/01/27 .................          3,000,000          2,986,260


30 | Semiannual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

------------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                  PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     Lincoln Special Tax, CFD No. 2003-1,
         5.90%, 9/01/24 .......................................................................        $ 2,000,000       $ 2,002,940
         5.95%, 9/01/28 .......................................................................          5,000,000         5,007,300
         6.00%, 9/01/34 .......................................................................          4,000,000         4,005,840
     Los Angeles Harbor Department Revenue, Series B, 6.00%, 8/01/14 ..........................          3,500,000         3,719,135
     Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 ..................................          1,000,000           936,190
     Lynwood PFA Lease Revenue,
         6.25%, 9/01/22 .......................................................................          1,080,000         1,173,895
         6.30%, 9/01/29 .......................................................................          2,680,000         2,874,622
     Lynwood PFA Tax Allocation, Alameda Project Area, 6.30%, 9/01/24 .........................          1,000,000         1,070,870
     Lynwood PFAR, Water System Improvement Project, 6.50%, 6/01/21 ...........................          1,175,000         1,214,515
     Menifee USD Special Tax, CFD No. 2002-2,
         6.05%, 9/01/26 .......................................................................          1,000,000         1,006,640
         6.10%, 9/01/34 .......................................................................          3,715,000         3,739,593
     Modesto PFA Lease Revenue, John Thurman Field Renovation Project, 6.125%, 11/01/16 .......          1,325,000         1,407,653
     Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30 ...........................          4,100,000         4,259,449
     Murrieta CFD Special Tax,
         Blackmore Ranch, Series 2003-2, 6.10%, 9/01/34 .......................................          2,000,000         2,011,880
         No. 2, The Oaks Improvement Area A, 5.90%, 9/01/27 ...................................          2,000,000         2,004,200
         No. 2, The Oaks Improvement Area A, 6.00%, 9/01/34 ...................................          3,570,000         3,593,419
         No. 2, The Oaks Improvement Area B, 6.00%, 9/01/27 ...................................          1,285,000         1,293,430
         No. 2, The Oaks Improvement Area B, 6.00%, 9/01/34 ...................................          3,870,000         3,891,637
     Murrieta CFD Special Tax Revenue, No. 1 Bluestone Improvement Area A, 6.20%, 9/01/25 .....          2,105,000         2,137,375
     Norco Special Tax,
         CFD No. 97-1, 7.10%, 10/01/30 ........................................................          2,640,000         2,838,290
         CFD No. 2002-1, 6.50%, 3/01/33 .......................................................          1,500,000         1,500,915
     North Natomas CFD No. 4 Special Tax, Series B, 6.375%, 9/01/31 ...........................          4,300,000         4,453,639
     Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%,
       3/15/28 ................................................................................          1,865,000         1,963,174
     Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ........................          2,100,000         2,175,558
     Oxnard Harbor District Revenue,
         Series A, 5.75%, 8/01/20 .............................................................          1,110,000         1,159,295
         Series B, 6.00%, 8/01/24 .............................................................          2,000,000         2,134,700
     Perris CFD Special Tax, No. 2002-1, Series A,
         6.375%, 9/01/23 ......................................................................          1,475,000         1,481,652
         6.50%, 9/01/29 .......................................................................          2,045,000         2,062,035
         6.50%, 9/01/33 .......................................................................          2,120,000         2,137,660
     Perris PFA Local Agency Revenue, Series A, 6.25%, 9/01/33 ................................          3,000,000         3,037,110
     Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32 ................          7,250,000         7,532,750
     Placentia COP, Improvement Project,
         5.45%, 7/01/25 .......................................................................          1,000,000           998,720
         5.60%, 7/01/30 .......................................................................            500,000           491,965


                                                          Semiannual Report | 31

FRANKLIN MUNICIPAL SECURITIES TRUST

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                    PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     Rancho Water District Special Tax, Community Facilities 99-1,
         Area A, Series A, 6.70%, 9/01/30 ...................................................         $ 2,100,000        $ 2,187,759
         Area B, Series A, 6.70%, 9/01/30 ...................................................           2,435,000          2,536,759
     Richmond 1915 Act, Limited Obligation, ID No. 99-01, 7.20%, 9/02/30 ....................           7,885,000          8,143,865
     Richmond Revenue, YMCA East Bay Project, Refunding, 7.25%, 6/01/17 .....................           2,380,000          2,477,628
     Riverside County CFD Special Tax, No. 89-1, Mountain Cove, Refunding, 6.50%, 9/01/25 ...           3,390,000          3,528,176
     Riverside County CFD Special Tax, No. 87-5, senior lien, Refunding, Series A, 7.00%,
       9/01/13 ..............................................................................           7,335,000          7,839,648
     Roseville Special Tax,
         CFD No. 1, Stone Point, 6.375%, 9/01/28 ............................................           2,500,000          2,559,250
         Highland CFD No. 1, 6.30%, 9/01/25 .................................................           8,960,000          9,236,864
         Stone Point CFD No. 1, 6.375%, 9/01/24 .............................................           1,750,000          1,795,640
         Stoneridge CFD No. 1, 6.20%, 9/01/21 ...............................................           1,250,000          1,299,413
         Stoneridge CFD No. 1, 6.30%, 9/01/31 ...............................................           1,500,000          1,559,985
         Woodcreek West CFD No. 1, 6.70%, 9/01/25 ...........................................           3,000,000          3,140,070
     Sacramento County Sanitation District Financing Authority Revenue, Sacramento Regional
       County Sanitation, Series A, AMBAC Insured, 5.00%, 12/01/35 ..........................           7,000,000          7,100,100
     Sacramento County Special Tax, CFD No.1, Refunding, 6.30%, 9/01/21 .....................           1,575,000          1,614,281
     San Diego Port District Revenue, MBIA Insured, 5.00%, 9/01/29 ..........................           4,030,000          4,082,471
     San Diego Special Tax, CFD No. 1, Series B, Pre-Refunded, 7.10%, 9/01/20 ...............           3,500,000          3,700,865
     San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
         Refunding, Series A, 5.50%, 1/15/28 ................................................           2,820,000          2,628,071
         senior lien, 5.00%, 1/01/33 ........................................................          12,500,000         11,121,500
     San Marcos PFA Special Tax Revenue,
         Series A, 6.375%, 9/01/35 ..........................................................           3,535,000          3,560,699
         Series A, Pre-Refunded, 6.70%, 9/01/32 .............................................           3,500,000          3,690,575
         Series A, Pre-Refunded, 6.30%, 9/01/33 .............................................           1,000,000          1,089,910
         Series A, Pre-Refunded, 6.45%, 9/01/34 .............................................           3,180,000          3,588,630
         Series B, Pre-Refunded, 6.50%, 9/01/33 .............................................           6,655,000          7,275,978
     San Marcos RDA Tax Allocation, Affordable Housing Project, Series A, 5.65%, 10/01/28 ...           2,000,000          2,042,100
     San Mateo RDA Tax Allocation, Merged Area, Series A, 5.50%, 8/01/22 ....................           1,000,000          1,053,110
     Simi Valley 1915 Act Special Assessment, AD No. 98-1, Madera, 7.30%, 9/02/24 ...........           4,000,000          4,251,480
     Southern California Public Power Authority Transmission Project Revenue, Southern
       Transmission Project, 6.125%, 7/01/18 ................................................              50,000             50,179
     Stockton CFD Special Tax, No. 2001-1, Spanos Park West, 6.25%, 9/01/25 .................           3,500,000          3,592,015
     Stockton Improvement Bond Revenue, 1915 Act, Limited Obligation, Mosher AD 02,
         6.20%, 9/02/23 .....................................................................           2,955,000          3,016,996
         6.30%, 9/02/33 .....................................................................           3,390,000          3,470,784
     Stockton RDAR, Stockton Events Center Arena Project, FGIC Insured, 5.00%, 9/01/28 ......           1,500,000          1,523,025
     Truckee-Donner PUD Special Tax, CFD No. 04-1,
         5.75%, 9/01/29 .....................................................................           2,975,000          2,894,378
         5.80%, 9/01/35 .....................................................................           4,630,000          4,493,924


32 | Semiannual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                   PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Upland CFD Special Tax, 2003-2 San Antonio Improvement, Series 1-A,
      5.90%, 9/01/24 .........................................................................       $  2,380,000       $  2,394,280
      6.00%, 9/01/34 .........................................................................          2,000,000          2,009,220
   Vallejo COP, Marine World Foundation Project, Refunding, 7.40%, 2/01/28 ...................          9,345,000          9,632,452
   Vallejo RDA Tax Allocation, Housing Set-Aside, Series A, 7.00%, 10/01/31 ..................          5,185,000          5,242,398
   Ventura USD, GO, Refunding, FSA Insured, 4.50%, 8/01/30 ...................................          4,175,000          3,973,306
   West Sacramento Special Tax,
      CFD No. 10, 6.75%, 9/01/26 .............................................................          3,235,000          3,373,943
      CFD No. 16, 5.90%, 9/01/23 .............................................................          1,000,000          1,009,410
   Woodland Special Tax, CFD No. 1,
      6.00%, 9/01/28 .........................................................................          5,000,000          4,798,100
      6.25%, 9/01/34 .........................................................................          6,750,000          6,597,720
                                                                                                                        ------------
   TOTAL BONDS ...............................................................................                           611,348,289
                                                                                                                        ------------
   ZERO COUPON/STEP-UP BONDS 11.9%
(b)Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC Insured,
      8/01/27 ................................................................................          7,500,000          2,193,225
      8/01/28 ................................................................................          5,000,000          1,375,400
   Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, 12/01/28 ...         30,795,000          7,666,107
   Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
      1/15/26 ................................................................................         38,720,000         11,127,354
      1/15/30 ................................................................................          4,000,000            897,360
      1/15/31 ................................................................................         85,780,000         18,040,392
   Moreland School District GO, Election of 2002, Series D, FGIC Insured,
      8/01/30 ................................................................................          3,400,000            799,748
      8/01/31 ................................................................................          2,000,000            443,500
      8/01/32 ................................................................................          4,405,000            920,689
      8/01/34 ................................................................................          4,405,000            822,149
      8/01/37 ................................................................................          5,700,000            897,750
   San Diego RDA Tax Allocation, Capital Appreciation, Series B,
      9/01/10 ................................................................................          3,460,000          2,697,624
      9/01/15 ................................................................................          6,810,000          3,943,467
      9/01/16 ................................................................................          1,500,000            810,555
      9/01/19 ................................................................................          1,800,000            788,256
      9/01/20 ................................................................................          1,800,000            732,816
      9/01/21 ................................................................................          1,800,000            682,794
      9/01/22 ................................................................................          1,900,000            666,767
      9/01/23 ................................................................................          1,900,000            621,718
      9/01/24 ................................................................................          1,900,000            578,265
      9/01/25 ................................................................................          1,900,000            537,776
      9/01/26 ................................................................................          1,900,000            502,436
      9/01/27 ................................................................................          1,900,000            470,592
      9/01/28 ................................................................................          1,900,000            441,313


                                                          Semiannual Report | 33

FRANKLIN MUNICIPAL SECURITIES TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                    PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON/STEP-UP BONDS (CONT.)
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
      Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.60% thereafter,
        1/15/16 ................................................................................      $  4,500,000      $  3,928,230
      Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.70% thereafter,
        1/15/19 ................................................................................         3,000,000         2,599,140
      Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.75% thereafter,
        1/15/21 ................................................................................        24,750,000        21,253,072
      junior lien, ETM, 1/01/28 ................................................................        19,150,000         5,843,622
                                                                                                                        ------------
   TOTAL ZERO COUPON/STEP-UP BONDS ................................................................                       92,282,117
                                                                                                                        ------------
   TOTAL LONG TERM INVESTMENTS (COST $670,634,807) ................................................                      703,630,406
                                                                                                                        ------------
   SHORT TERM INVESTMENTS 8.7%
   BONDS
(c)California State Department of Water Resources Power Supply Revenue,
      Series B-5, Daily VRDN and Put, 1.62%, 5/01/22 ...........................................           900,000           900,000
      Series C-7, FSA Insured, Weekly VRDN and Put, 1.65%, 5/01/22 .............................         5,000,000         5,000,000
(c)California State Economic Recovery Revenue,
      Series C-3, Daily VRDN and Put, 1.62%, 7/01/23 ...........................................         6,000,000         6,000,000
      Series C-8, Daily VRDN and Put, 1.66%, 7/01/23 ...........................................         2,000,000         2,000,000
(c)California State GO,
      Kindergarten University, Series B-3, Daily VRDN and Put, 1.63%, 5/01/34 ..................         7,100,000         7,100,000
      Series A-3, Daily VRDN and Put, 1.62%, 5/01/33 ...........................................         4,500,000         4,500,000
(c)Daly City HFA, MFR, Refunding, Weekly VRDN and Put, 1.64%, 10/15/29 .........................         1,700,000         1,700,000
(c)Irvine 1915 Act Special Assessment,
      AD No. 03-19, Series A, Daily VRDN and Put, 1.63%, 9/02/29 ...............................           200,000           200,000
      AD No. 97-13, Daily VRDN and Put, 1.63%, 9/02/23 .........................................         1,100,000         1,100,000
(c)Irvine Ranch Water District Revenue,
      Consolidated, Daily VRDN and Put, 1.64%, 8/01/16 .........................................           800,000           800,000
      Nos. 140, 240, 105 and 250, Daily VRDN and Put, 1.64%, 4/01/33 ...........................         3,875,000         3,875,000
(c)Irvine USD Special Tax,
      CFD No. 01-1, Daily VRDN and Put, 1.63%, 9/01/38 .........................................           600,000           600,000
      CFD No. 03-1, Daily VRDN and Put, 1.63%, 9/01/39 .........................................         1,200,000         1,200,000
(c)Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2, Daily VRDN
    and Put, 1.63%, 7/01/35 ....................................................................         9,700,000         9,700,000
(c)Metropolitan Water District Southern California Waterworks Revenue,
      Refunding, Series B-1, Daily VRDN and Put, 1.63%, 7/01/35 ................................         1,300,000         1,300,000
      Refunding, Series B-3, Daily VRDN and Put, 1.70%, 7/01/35 ................................         1,200,000         1,200,000
      Series C-2, Daily VRDN and Put, 1.60%, 7/01/36 ...........................................         6,400,000         6,400,000
(c)Newport Beach Revenue, Hoag Memorial Presbyterian Hospital, Series B, Weekly VRDN and
    Put, 1.64%, 10/01/26 .......................................................................           500,000           500,000
(c)Orange County Sanitation Districts COP, Refunding,
      Series A, Daily VRDN and Put, 1.64%, 8/01/29 .............................................         3,000,000         3,000,000
      Series B, Daily VRDN and Put, 1.64%, 8/01/30 .............................................        10,700,000        10,700,000


34 | Semiannual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                  PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
(c)Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
      Weekly VRDN and Put, 1.58%, 12/01/15 ...............................................           $   100,000       $    100,000
                                                                                                                       ------------
   TOTAL SHORT TERM INVESTMENTS (COST $67,875,000) .......................................                               67,875,000
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $738,509,807) 99.2% ...........................................                              771,505,406
   OTHER ASSETS, LESS LIABILITIES .8% ....................................................                                6,420,090
                                                                                                                       ------------
   NET ASSETS 100.0% .....................................................................                             $777,925,496
                                                                                                                       ============

See glossary of terms on page 40.

(a)   Defaulted securities. See Note 6.

(b) See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                     Semiannual Report | See notes to financial statements. | 35

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

                                                   --------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   NOVEMBER 30, 2004                         YEAR ENDED MAY 31,
CLASS A                                               (UNAUDITED)          2004        2003         2002         2001        2000
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........         $ 11.04         $ 11.59      $ 10.95      $ 10.82      $ 10.02     $ 11.16
                                                        ----------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) .....................             .24             .49          .50          .52          .55         .56

 Net realized and unrealized gains (losses) ...             .27            (.55)         .65          .15          .81       (1.15)
                                                        ----------------------------------------------------------------------------
Total from investment operations ..............             .51            (.06)        1.15          .67         1.36        (.59)
                                                        ----------------------------------------------------------------------------
Less distributions from net investment income .            (.24)           (.49)        (.51)        (.54)        (.56)       (.55)
                                                        ----------------------------------------------------------------------------
Redemption fees ...............................              --(c)           --           --           --           --          --
                                                        ----------------------------------------------------------------------------
Net asset value, end of period ................         $ 11.31         $ 11.04      $ 11.59      $ 10.95      $ 10.82     $ 10.02
                                                        ============================================================================

Total return(b) ...............................            4.59%           (.56)%      10.64%        6.38%       13.74%      (5.30)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............         $114,444        $111,223     $115,514     $99,208      $85,455     $63,742

RATIOS TO AVERAGE NET ASSETS:

 Expenses .....................................             .80%(d)         .79%         .80%         .80%         .82%        .81%

 Expenses net of waiver and payments by
   affiliate ..................................             .70%(d)         .60%         .60%         .56%         .40%        .40%

 Net investment income ........................            4.27%(d)        4.34%        4.49%        4.76%        5.13%       5.36%

Portfolio turnover rate .......................            7.01%          13.01%        8.24%       22.99%        9.89%      29.94%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   Annualized.


36 | See notes to financial statements. | Semiannual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2004 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                         PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 97.2%
     BONDS
     Chattanooga GO, 5.00%, 3/01/22 ............................................................      $  2,215,000      $  2,295,537
     Clarksville Water Sewer and Gas Revenue, Refunding and Improvement, FSA Insured, 5.00%,
       2/01/22 .................................................................................         2,000,000         2,072,760
     Cleveland Public Improvement GO, FGIC Insured, 5.25%, 6/01/24 .............................         3,000,000         3,114,090
     Fayetteville and Lincoln IDBR, Hospital Facility Lease, AMBAC Insured,
         5.30%, 5/01/28 ........................................................................         1,830,000         1,895,642
         Pre-Refunded, 5.30%, 5/01/28 ..........................................................         1,170,000         1,278,857
     Franklin GO, Sewer and Water, Series B, 5.00%, 4/01/19 ....................................         1,000,000         1,062,170
     Franklin IDB, MFHR, Landings Apartment Project, Refunding, Series A, FSA Insured, 6.00%,
       10/01/26 ................................................................................         1,000,000         1,036,480
     Franklin Special School District GO, 5.00%, 6/01/22 .......................................         1,455,000         1,522,148
     Hallsdale Powell Utility District Knox County Water and Sewer Revenue, Refunding and
       Improvement, Series A, FGIC Insured, 5.00%, 4/01/27 .....................................         2,500,000         2,554,500
     Harpeth Valley Utilities District Davidson and Williamson Counties Revenue, Utilities
       Improvement, MBIA Insured, 5.00%, 9/01/29 ...............................................         1,000,000         1,013,020
     Hollow Rock-Bruceton Special School District GO, FSA Insured, Pre-Refunded, 5.75%,
       4/01/24 .................................................................................           500,000           533,485
     Humphreys County IDB Solid Waste Disposal Revenue, I.E. du Pont de Nemours and Co. Project,
       6.70%, 5/01/24 ..........................................................................           800,000           818,296
     Jackson Natural Gas Revenue, AMBAC Insured, 5.00%, 4/15/18 ................................         2,000,000         2,106,600
     Johnson City GO, Solid Waste, AMBAC Insured, 5.80%, 5/01/09 ...............................           100,000           102,244
     Johnson City Health and Educational Facilities Board Hospital Revenue,
         first mortgage, Mountain States Health, Refunding, Series A, MBIA Insured, 6.00%,
           7/01/21 .............................................................................         2,970,000         3,324,380
         Series 2000 A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 ............................         3,000,000         3,107,670
     Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted Project,
       Series A, GNMA Secured, 5.90%, 6/20/37 ..................................................         1,390,000         1,457,346
     Johnson County Public Improvement GO, Series B, AMBAC Insured, Pre-Refunded, 6.70%,
       5/01/20 .................................................................................           100,000           106,360
     Knox County First Utility District Water and Sewer Revenue, Refunding and Improvement,
       Series A, MBIA Insured, 5.625%, 12/01/19 ................................................         1,000,000         1,091,310
     Knox County Health Educational and Housing Board Hospital Facilities Revenue, Fort Sanders
       Alliance, Refunding, MBIA Insured, 5.75%, 1/01/14 .......................................         1,250,000         1,432,525
     Knox County IDB, MFR, Waterford Apartments, Refunding, Series A, FHA Insured, 5.95%,
       3/01/28 .................................................................................           250,000           256,448
     Knoxville Electric Revenue, System, Series U, 5.125%, 7/01/21 .............................         2,340,000         2,464,394
     Lawrenceburg Electric Revenue, MBIA Insured, Pre-Refunded, 5.50%, 7/01/26 .................         1,000,000         1,117,960
     Lawrenceburg PBA, GO, Electric Systems, Public Works, AMBAC Insured, 5.00%, 7/01/22 .......         2,500,000         2,707,775
     Lenoir City Electric System Revenue, Refunding and Improvement, FSA Insured, 5.00%,
       6/01/21 .................................................................................         2,000,000         2,083,200
     McKenzie High School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/22 ...............           500,000           533,485
     Memphis GO, 5.00%, 4/01/17 ................................................................         2,000,000         2,095,100
     Memphis-Shelby County Airport Authority Airport Revenue, Series D, AMBAC Insured, 6.00%,
       3/01/24 .................................................................................         4,780,000         5,221,672
     Memphis-Shelby County Sports Authority Revenue, Memphis Arena Project, Series A, AMBAC
       Insured, 5.25%, 11/01/23 ................................................................         7,145,000         7,655,225


                                                          Semiannual Report | 37

FRANKLIN MUNICIPAL SECURITIES TRUST

------------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                          PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A,
         5.20%, 5/15/23 .........................................................................      $    800,000     $    842,200
         AMBAC Insured, 5.00%, 5/15/25 ..........................................................         5,000,000        5,159,500
     Metropolitan Government of Nashville and Davidson County GO,
         Public Improvements, 5.875%, 5/15/26 ...................................................         1,000,000        1,057,250
         Refunding, 5.125%, 5/15/25 .............................................................         2,600,000        2,665,858
     Metropolitan Government of Nashville and Davidson County Health and Educational Facilities
       Board Revenue,
         Ascension Health Credit, Series A, AMBAC Insured, Pre-Refunded, 5.875%, 11/15/28 .......         2,500,000        2,849,875
         Meharry Medical College Project, AMBAC Insured, Pre-Refunded, 6.875%, 12/01/24 .........           150,000          153,000
         Mortgage, Dandridge Towers Section 8, Series A, ETM, 6.375%, 1/01/11 ...................           500,000          527,215
     Metropolitan Government of Nashville and Davidson County Sports Authority Revenue, Stadium
       Public Improvement Project, AMBAC Insured, Pre-Refunded, 5.875%, 7/01/21 .................         1,775,000        1,894,156
     Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue,
       Refunding, 5.50%, 1/01/16 ................................................................           620,000          621,922
     Montgomery County Health Educational and Housing Facility Board Hospital Revenue,
       Clarksville Regional Health System, Refunding and Improvement, 5.375%, 1/01/28 ...........         3,000,000        2,890,440
     Oak Ridge Utility District Gas System Revenue, AMBAC Insured, 5.50%, 4/01/25 ...............           750,000          799,380
     Pigeon Forge Public Improvement GO, MBIA Insured, 5.90%, 6/01/09 ...........................           100,000          100,000
     Puerto Rico Commonwealth GO, Public Improvement, Series A, FGIC Insured, Pre-Refunded,
       5.00%, 7/01/32 ...........................................................................         2,000,000        2,219,180
     Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
       Pre-Refunded, 6.00%, 7/01/22 .............................................................           500,000          537,355
     Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Hospital Revenue, Hospital Auxilio Mutuo Obligation, Series A, MBIA
         Insured, 6.25%, 7/01/24 ................................................................           200,000          204,588
     Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D,
         5.375%, 7/01/33 ........................................................................           655,000          675,305
         Pre-Refunded, 5.375%, 7/01/33 ..........................................................         1,845,000        2,066,954
     Rutherford County Consolidated Utility District Waterworks Revenue, Refunding, MBIA Insured,
       5.00%, 2/01/27 ...........................................................................         1,000,000        1,036,320
     Shelby County GO, Public Improvement and School, Refunding, Series B, 5.00%, 6/01/24 .......         2,000,000        2,043,540
     Shelby County Health Educational and Housing Facilities Board Revenue, Ave Maria Assisted
       Living Project, Series A, 5.50%, 12/01/31 ................................................         2,010,000        2,071,988
     South Blount County Utility District Waterworks Revenue, FGIC Insured, 4.50%, 12/01/22 .....         2,000,000        2,005,320
     South Fulton IDBR, Tyson Foods Inc. Project, 6.40%, 10/01/20 ...............................           300,000          309,048
     Sullivan County IDBR, Brandymill, Refunding, Series I-A, 6.35%, 7/20/27 ....................           350,000          360,458
     Tennessee HDA Revenue,
         Homeownership, 5.375%, 7/01/23 .........................................................           555,000          564,729
         Homeownership Program, Issue 4A, 6.375%, 7/01/22 .......................................           225,000          231,966
         Homeownership, Series 3C, 6.00%, 1/01/20 ...............................................           555,000          573,093
         Mortgage Finance, Series B, MBIA Insured, 6.20%, 7/01/18 ...............................            85,000           87,183
     Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ....         1,000,000        1,043,530
     West Carroll Special School GO, MBIA Insured, 5.375%, 6/01/29 ..............................         1,055,000        1,098,329


38 | Semiannual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                          PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    West Wilson Utility District Waterworks Revenue,
        Improvement, MBIA Insured, 5.00%, 6/01/26 ..............................................      $  1,805,000      $  1,854,439
        Refunding, AMBAC Insured, 5.25%, 6/01/23 ...............................................         4,500,000         4,771,395
    White House Utility District Revenue, FSA Insured, 5.125%, 1/01/26 .........................         2,500,000         2,580,850
    White House Utility District Robertson and Sumner Counties Water and Sewer Revenue, FSA
      Insured, Pre-Refunded, 6.00%, 1/01/26 ....................................................         1,000,000         1,141,810
    White House Utility District Robertson and Sumner Counties Waterworks System Revenue,
      Refunding, Series B, FGIC Insured, 5.375%, 1/01/19 .......................................         1,000,000         1,053,670
    Williams County GO, Public Improvement, Pre-Refunded, 5.375%, 3/01/19 ......................         1,480,000         1,647,802
    Williamson County GO, Public Improvement,
        Pre-Refunded, 5.00%, 4/01/20 ...........................................................         2,000,000         2,199,120
        Refunding, 5.00%, 3/01/20 ..............................................................         2,000,000         2,151,880
    Wilson County COP, FSA Insured, 5.25%, 3/30/18 .............................................         1,000,000         1,081,790
                                                                                                                        ------------
    TOTAL LONG TERM INVESTMENTS (COST $104,332,879) ............................................                         111,233,117
                                                                                                                        ------------

    SHORT TERM INVESTMENTS 1.2%
    BONDS
 (a)Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN and
      Put, 1.68%,
        1/01/33 ................................................................................           600,000           600,000
        7/01/34 ................................................................................           500,000           500,000
 (a)Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool, Daily VRDN
      and Put, 1.68%, 4/01/32 ..................................................................           300,000           300,000
                                                                                                                        ------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,400,000) .............................................                           1,400,000
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $105,732,879) 98.4% ................................................                         112,633,117
    OTHER ASSETS, LESS LIABILITIES 1.6% ........................................................                           1,811,337
                                                                                                                        ------------
    NET ASSETS 100.0% ..........................................................................                        $114,444,454
                                                                                                                        ============

See glossary of terms on page 40.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                     Semiannual Report | See notes to financial statements. | 39

FRANKLIN MUNICIPAL SECURITIES TRUST

GLOSSARY OF TERMS

1915 ACT  - Improvement Bond Act of 1915
ABAG      - The Association of Bay Area Governments
AD        - Assessment District
AMBAC     - American Municipal Bond Assurance Corp.
CDA       - Community Development Authority/Agency
CFD       - Community Facilities District
COP       - Certificate of Participation
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority/Agency
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HDA       - Housing Development Authority/Agency
HFA       - Housing Finance Revenue
ID        - Improvement District
IDB       - Industrial Development Bond/Board
IDBR      - Industrial Development Bond Insurance Revenue
MBIA      - Municipal Bond Investors Assurance Corp.
MFHR      - Multi-Family Housing Revenue
MFR       - Multi-Family Revenue
PBA       - Public Building Authority
PCFA      - Pollution Control Financing Authority
PCR       - Pollution Control Revenue
PFA       - Public Financing Authority
PFAR      - Public Financing Authority Revenue
PUD       - Public Utility District
RDA       - Redevelopment Agency/Authority
RDAR      - Redevelopment Agency Revenue
USD       - Unified/Union School District


40 | See notes to financial statements. | Semiannual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2004 (unaudited)

                                                                                            ----------------------------------------
                                                                                            FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                                                 HIGH YIELD           MUNICIPAL
                                                                                               MUNICIPAL FUND          BOND FUND
                                                                                            ----------------------------------------
Assets:
 Investments in securities:
  Cost ...................................................................................      $ 738,509,807       $ 105,732,879
                                                                                            ========================================
  Value ..................................................................................        771,505,406         112,633,117
 Cash ....................................................................................             36,597              45,009
 Receivables:
  Capital shares sold ....................................................................          2,296,138             377,954
  Interest ...............................................................................         10,602,733           1,644,189
                                                                                            ----------------------------------------
      Total assets .......................................................................        784,440,874         114,700,269
                                                                                            ----------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................          3,615,300                  --
  Capital shares redeemed ................................................................          1,477,279              22,926
  Affiliates .............................................................................            429,157              69,326
 Distributions to shareholders ...........................................................            958,570             157,323
 Other liabilities .......................................................................             35,072               6,240
                                                                                            ----------------------------------------
      Total liabilities ..................................................................          6,515,378             255,815
                                                                                            ----------------------------------------
        Net assets, at value .............................................................      $ 777,925,496       $ 114,444,454
                                                                                            ========================================

Net assets consist of:
 Undistributed net investment income (distributions in excess of net investment income) ..      $     934,228       $     (82,092)
 Net unrealized appreciation (depreciation) ..............................................         32,995,599           6,900,238
 Accumulated net realized gain (loss) ....................................................        (54,753,804)         (4,271,231)
 Capital shares ..........................................................................        798,749,473         111,897,539
                                                                                            ----------------------------------------
        Net assets, at value .............................................................      $ 777,925,496       $ 114,444,454
                                                                                            ========================================
CLASS A:
 Net assets, at value ....................................................................      $ 654,275,109       $ 114,444,454
                                                                                            ========================================
 Shares outstanding ......................................................................         64,540,595          10,123,079
                                                                                            ========================================
 Net asset value per sharea ..............................................................      $       10.14       $       11.31
                                                                                            ========================================
 Maximum offering price per share (net asset value per share / 95.75%) ...................      $       10.59       $       11.81
                                                                                            ========================================

CLASS B:
 Net assets, at value ....................................................................      $  30,389,814
                                                                                            =================
 Shares outstanding ......................................................................          2,983,237
                                                                                            =================
 Net asset value and maximum offering price per share(a) .................................      $       10.19
                                                                                            =================
CLASS C:
 Net assets, at value ....................................................................      $  93,260,573
                                                                                            =================
 Shares outstanding ......................................................................          9,166,429
                                                                                            =================
 Net asset value and maximum offering price per share(a) .................................      $       10.17
                                                                                            =================

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 41

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENTS OF OPERATIONS
for the six months ended November 30, 2004 (unaudited)

                                                                                            ----------------------------------------
                                                                                            FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                                                 HIGH YIELD            MUNICIPAL
                                                                                               MUNICIPAL FUND          BOND FUND
                                                                                            ----------------------------------------
Investment income:
 Interest ...........................................................................           $21,479,087           $ 2,822,143
                                                                                            ----------------------------------------

Expenses:
 Management fees (Note 3) ...........................................................             1,730,624               353,223
 Distribution fees: (Note 3)
  Class A ...........................................................................               298,978                56,895
  Class B ...........................................................................                95,201                    --
  Class C ...........................................................................               275,986                    --
 Transfer agent fees (Note 3) .......................................................               110,712                19,088
 Custodian fees .....................................................................                 4,603                   741
 Reports to shareholders ............................................................                17,400                 2,811
 Registration and filing fees .......................................................                 9,736                 2,308
 Professional fees ..................................................................                11,386                 6,908
 Trustees' fees and expenses ........................................................                16,193                 2,904
 Other ..............................................................................                25,254                 8,311
                                                                                            ----------------------------------------
      Total expenses ................................................................             2,596,073               453,189
      Expenses waived/paid by affiliate (Note 3) ....................................                    --               (53,767)
                                                                                            ----------------------------------------
       Net expenses .................................................................             2,596,073               399,422
                                                                                            ----------------------------------------
        Net investment income .......................................................            18,883,014             2,422,721
                                                                                            ----------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..........................................               428,638              (224,885)
 Net change in unrealized appreciation (depreciation) on investments ................            13,372,245             2,917,138
                                                                                            ----------------------------------------
Net realized and unrealized gain (loss) .............................................            13,800,883             2,692,253
                                                                                            ----------------------------------------
Net increase (decrease) in net assets resulting from operations .....................           $32,683,897           $ 5,114,974
                                                                                            ========================================


42 | See notes to financial statements. | Semiannual Report

Franklin Municipal Securities Trust

Statements of Changes in Net Assets
for the six months ended November 30, 2004 (unaudited) and the year ended May 31, 2004

                                                         ---------------------------------------------------------------------------
                                                                 FRANKLIN CALIFORNIA                  FRANKLIN TENNESSEE
                                                              HIGH YIELD MUNICIPAL FUND               MUNICIPAL BOND FUND
                                                         ---------------------------------------------------------------------------
                                                          SIX MONTHS ENDED       YEAR ENDED     SIX MONTHS ENDED       YEAR ENDED
                                                         NOVEMBER 30, 2004      MAY 31, 2004    NOVEMBER 30, 2004     MAY 31, 2004
                                                         ---------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................      $  18,883,014       $  35,491,776       $   2,422,721      $   4,995,997
  Net realized gain (loss) from investments .........            428,638          (3,613,987)           (224,885)          (835,130)
  Net change in unrealized appreciation
   (depreciation) on investments ....................         13,372,245         (15,379,542)          2,917,138         (4,912,854)
                                                         ---------------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations ...................         32,683,897          16,498,247           5,114,974           (751,987)
 Distributions to shareholders from:
  Net investment income:
   Class A ..........................................        (16,584,513)        (29,289,738)         (2,450,345)        (4,945,913)
   Class B ..........................................           (735,218)         (1,410,436)                 --                 --
   Class C ..........................................         (2,116,121)         (3,748,240)                 --                 --
                                                         ---------------------------------------------------------------------------
 Total distributions to shareholders ................        (19,435,852)        (34,448,414)         (2,450,345)        (4,945,913)
 Capital share transactions: (Note 2)
   Class A ..........................................         94,874,931          25,529,518             556,302          1,406,489
   Class B ..........................................          1,617,893            (324,671)                 --                 --
   Class C ..........................................         12,400,112           3,742,503                  --                 --
                                                         ---------------------------------------------------------------------------
 Total capital share transactions ...................        108,892,936          28,947,350             556,302          1,406,489
 Redemption fees ....................................                615                  --                 583                 --
                                                         ---------------------------------------------------------------------------
      Net increase (decrease) in net assets .........        122,141,596          10,997,183           3,221,514         (4,291,411)
Net assets:
 Beginning of period ................................        655,783,900         644,786,717         111,222,940        115,514,351
                                                         ---------------------------------------------------------------------------
 End of period ......................................      $ 777,925,496       $ 655,783,900       $ 114,444,454      $ 111,222,940
                                                         ---------------------------------------------------------------------------

Undistributed net investment income (distributions in
 excess of net investment income) included in
 net assets:
  End of period .....................................      $     934,228       $   1,487,066       $     (82,092)     $     (54,468)
                                                         ===========================================================================


                     Semiannual Report | See notes to financial statements. | 43

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of two series (the Funds). The Funds' investment objectives are to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market. The Trust utilizes independent pricing services to perform any of the pricing functions under procedures approved by the Board of Trustees. Tax-free bonds may be valued by the pricing services using matrix pricing which considers such factors as prices of comparable quality issues, yield, maturity, coupon, and credit ratings. If events occur that materially affect the values of securities after the prices are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.


44 | Semiannual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

----------------------------------------------------------------------------------------------
  CLASS A                                   CLASS A, CLASS B & Class C
----------------------------------------------------------------------------------------------
  Franklin Tennessee Municipal Bond Fund    Franklin California High Yield Municipal Fund


                                                          Semiannual Report | 45

FRANKLIN MUNICIPAL SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

At November 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                     -------------------------------------------------------------------------------
                                                               FRANKLIN CALIFORNIA                         FRANKLIN TENNESSEE
                                                           HIGH YIELD MUNICIPAL FUND                      MUNICIPAL BOND FUND
                                                     -------------------------------------------------------------------------------
                                                         SHARES               AMOUNT                  SHARES               AMOUNT
                                                     -------------------------------------------------------------------------------
CLASS A SHARES:
Six months ended November 30, 2004
 Shares sold ...............................           11,748,011         $ 118,763,335               646,322         $   7,299,093
 Shares issued in reinvestment of
   distributions ...........................              753,189             7,618,280               130,274             1,467,679
 Shares redeemed ...........................           (3,129,268)          (31,506,684)             (729,199)           (8,210,470)
                                                     -------------------------------------------------------------------------------
 Net increase (decrease) ...................            9,371,932         $  94,874,931                47,397         $     556,302
                                                     ===============================================================================
Year ended May 31, 2004
 Shares sold ...............................           11,670,672         $ 117,381,174             1,654,961         $  18,681,629
 Shares issued in reinvestment of
   distributions ...........................            1,302,070            13,078,767               259,244             2,927,031
 Shares redeemed ...........................          (10,482,592)         (104,930,423)           (1,804,495)          (20,202,171)
                                                     -------------------------------------------------------------------------------
 Net increase (decrease) ...................            2,490,150         $  25,529,518               109,710         $   1,406,489
                                                     ===============================================================================
CLASS B SHARES:
Six months ended November 30, 2004
 Shares sold ...............................              307,203         $   3,112,771
 Shares issued in reinvestment of
   distributions ...........................               37,733               383,294
 Shares redeemed ...........................             (185,289)           (1,878,172)
                                                     -----------------------------------
 Net increase (decrease) ...................              159,647         $   1,617,893
                                                     ===================================
Year ended May 31, 2004
 Shares sold ...............................              561,357         $   5,662,808
 Shares issued in reinvestment of
   distributions ...........................               71,729               724,005
 Shares redeemed ...........................             (663,549)           (6,711,484)
                                                     -----------------------------------
 Net increase (decrease) ...................              (30,463)        $    (324,671)
                                                     ===================================
CLASS C SHARES:
Six months ended November 30, 2004
 Shares sold ...............................            1,641,089         $  16,693,913
 Shares issued in reinvestment of
   distributions ...........................              113,407             1,150,952
 Shares redeemed ...........................             (538,446)           (5,444,753)
                                                     -----------------------------------
 Net increase (decrease) ...................            1,216,050         $  12,400,112
                                                     ===================================

Year ended May 31, 2004
 Shares sold ...............................            2,300,568         $  23,223,004
 Shares issued in reinvestment of
   distributions ...........................              194,771             1,964,001
 Shares redeemed ...........................           (2,135,275)          (21,444,502)
                                                     -----------------------------------
 Net increase (decrease) ...................              360,064         $   3,742,503
                                                     ===================================


46 | Semiannual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

-----------------------------------------------------------------------------------------
ENTITY                                                           AFFILIATION
-----------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                                Investment manager
Franklin Templeton Services LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the average daily net assets of the Funds as follows:

----------------------------------------------------------------------------
 ANNUALIZED FEE RATE    NET ASSETS
----------------------------------------------------------------------------
         .625%          First $100 million
         .500%          Over $100 million, up to and including $250 million
         .450%          In excess of $250 million

For the Franklin Tennessee Municipal Bond Fund, Advisers agreed in advance to voluntarily waive a portion of management fees, as noted in the Statements of Operations. Total expenses waived by Advisers are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                                      ------------------------------------------
                                      FRANKLIN CALIFORNIA    FRANKLIN TENNESSEE
                                          HIGH YIELD              MUNICIPAL
                                        MUNICIPAL FUND            BOND FUND
                                      ------------------------------------------
Class A ..........................          .15%                     .15%
Class B ..........................          .65%                      --
Class C ..........................          .65%                      --

Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                                                          Semiannual Report | 47

FRANKLIN MUNICIPAL SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sale of the Funds' shares for the period:

                                                              --------------------------------------------
                                                              FRANKLIN CALIFORNIA       FRANKLIN TENNESSEE
                                                                   HIGH YIELD               MUNICIPAL
                                                                MUNICIPAL FUND              BOND FUND
                                                              --------------------------------------------
Sales charges received...............................             $   208,852              $    18,125
Contingent deferred sales charges retained...........             $    20,901              $        --

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were paid to Investor Services:

                                                              --------------------------------------------
                                                              FRANKLIN CALIFORNIA       FRANKLIN TENNESSEE
                                                                   HIGH YIELD               MUNICIPAL
                                                                MUNICIPAL FUND              BOND FUND
                                                              --------------------------------------------
Transfer agent fees .................................             $    74,303              $11,562

4. INCOME TAXES

At May 31, 2004, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                              --------------------------------------------
                                                              FRANKLIN CALIFORNIA       FRANKLIN TENNESSEE
                                                                   HIGH YIELD               MUNICIPAL
                                                                MUNICIPAL FUND              BOND FUND
                                                              --------------------------------------------
Capital loss carryovers expiring in:
 2005 ...............................................             $   390,400              $        --
 2008 ...............................................               8,364,686                  543,762
 2009 ...............................................              31,858,136                1,676,320
 2010 ...............................................               4,003,471                  480,932
 2011 ...............................................                      --                   95,080
 2012 ...............................................               7,294,061                  984,101
                                                              --------------------------------------------
                                                                  $51,910,754              $ 3,780,195
                                                              ============================================

On May 31, 2004, the Franklin California High Yield Municipal Fund had expired capital loss carryovers of $4,508, which were reclassified to paid-in capital.

At May 31, 2004, the Franklin California High Yield Municipal Fund and the Franklin Tennessee Municipal Bond Fund had deferred capital losses occurring subsequent to October 31, 2003 of $3,271,000 and $266,151, respectively. For tax purposes, such losses will be reflected in the year ending May 31, 2005.


48 | Semiannual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

4. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and defaulted securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond workout expenditures and bond discounts.

At November 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                              --------------------------------------------
                                                              FRANKLIN CALIFORNIA       FRANKLIN TENNESSEE
                                                                   HIGH YIELD               MUNICIPAL
                                                                MUNICIPAL FUND              BOND FUND
                                                              --------------------------------------------
Cost of investments ....................................          $ 737,373,155           $ 105,713,047
                                                              --------------------------------------------
Unrealized appreciation ................................          $  37,728,160           $   6,990,617
Unrealized depreciation ................................             (3,595,909)                (70,547)
                                                              --------------------------------------------
Net unrealized appreciation (depreciation) .............          $  34,132,251           $   6,920,070
                                                              --------------------------------------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended November 30, 2004, were as follows:

                                                              --------------------------------------------
                                                              FRANKLIN CALIFORNIA       FRANKLIN TENNESSEE
                                                                   HIGH YIELD               MUNICIPAL
                                                                MUNICIPAL FUND              BOND FUND
                                                              --------------------------------------------
Purchases ..............................................          $  82,902,865           $   7,786,934
Sales ..................................................          $  34,859,784           $   8,096,958

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin California High Yield Municipal Fund has 51.8% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Franklin California High Yield Municipal Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At November 30, 2004, the value of these securities was $2,066,766, representing ..3% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.


                                                          Semiannual Report | 49

FRANKLIN MUNICIPAL SECURITIES TRUST

7. REGULATORY MATTERS

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS

A. INVESTIGATIONS

As part of various investigations by the Securities and Exchange Commission ("SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, Inc. ("NASD") relating to certain practices in the mutual fund industry, including late trading, market timing and market support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees provided documents and information in response to those requests and subpoenas. In addition, the Company responded, and in one instance, is currently responding to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

B. SETTLEMENTS

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC's investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.


50 | Semiannual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

7. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

B. SETTLEMENTS (CONTINUED)

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to the administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statement of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the California Attorney General's Office ("CAGO"), resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. The Company believes that the settlement of the CAGO matter is in the best interest of the Company and its fund shareholders. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO for its investigative costs.


                                                          Semiannual Report | 51

FRANKLIN MUNICIPAL SECURITIES TRUST

7. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

B. SETTLEMENTS (CONTINUED)

On December 13, 2004, Franklin Resources, Inc. announced that FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Order").

The Company believes that the settlement of this matter is in the best interest of the Company and its fund shareholders. Under the terms of the Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Various subsidiaries of Franklin Resources, Inc., as well as certain funds managed by those subsidiaries, have also been named in multiple lawsuits filed in state courts in Illinois. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


52 | Semiannual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

In addition, the Company, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of the lawsuits are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of the funds' shareholders.


                                                          Semiannual Report | 53

FRANKLIN MUNICIPAL SECURITIES TRUST

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


54 | Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON  INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5),(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(7)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(9)
Colorado
Connecticut
Florida(9)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(10)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(7) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8)   Portfolio of insured municipal securities.

(9) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(10) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/04                                          Not part of the semiannual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)                         One Franklin Parkway
      INVESTMENTS                                San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN MUNICIPAL
SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

MUN S2004 01/05

      Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      Item 4. Principal Accountant Fees and Services. N/A

      Item 5. Audit Committee of Listed Registrants. N/A

      Item 6. Schedule of Investments. N/A

      Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

      Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

      Item 9. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      Item 10. Controls and Procedures.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 11. Exhibits.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    January 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    January 20, 2005


By /s/Galen G. Vetter
      Chief Financial Officer
Date    January 20, 2005